Intrepid Capital Management Funds Trust

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Supplement Dated August 14, 2012
To the Statement of Additional Information (“SAI”) dated January 31, 2012, as supplemented on March 30, 2012
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The section entitled “Trustees and Officers of the Trust – Proxy Voting Policy” is amended and restated in its entirety as shown below:

Proxy Voting Policy

Each Fund votes proxies in accordance with the Adviser’s proxy voting policy. The Adviser votes proxies in a manner that it believes is consistent with the economic best interests of each Fund. In accordance with its duty of care, the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

With respect to routine matters, the Company will tend to vote with management, although it reserves the right to vote otherwise.  Routine proposals are those that do not change the structure, bylaws or operations of the company to the detriment of shareholders.

The Adviser generally supports management with respect to social, environmental, or political proposals.

The Adviser generally votes against poison pills, green mail, super-majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights.  The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights.  Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the Fund.  The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not.

In circumstances that the Adviser would vote against management’s recommendations, an explanation as to the reason for divergence from the recommendation would be documented and maintained by the Adviser.

There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund.  In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, but only after disclosing any such conflict to the Trust’s Board of Trustees prior to voting and affording the Board the opportunity to direct the Adviser in the voting of such securities.

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available at the Fund’s website at http://www.intrepidcapitalfunds.com or the website of the SEC at http://www.sec.gov.

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Please keep this Statement of Additional Information Supplement with your records.